SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2014

Saul Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 9, 2014, Mr. J. Page Lansdale was promoted and named as President and Chief Operating Officer of Saul Centers, Inc. (the “Company”). Mr. Lansdale, age 56, served as our Executive Vice President – Real Estate since September 4, 2012. Prior to that time, he served as a Senior Vice President of the Company since 2009. Beginning in 1990, Mr. Lansdale held various positions with Chevy Chase Bank, F.S.B., including most recently Senior Vice President of Corporate Real Estate from 2004 to 2009.

Also effective as of May 9, 2014, Ms. Christine Nicolaides Kearns was hired as the Company’s Executive Vice President and Chief Legal and Administrative Officer. Prior to joining the Company, Ms. Kearns, age 53, was a Partner with the law firm Pillsbury Winthrop Shaw Pittman LLP for 20 years, most recently serving as the Managing Partner of the firm’s Washington, DC office.

Mr. Lansdale and Ms. Kearns are also officers of other entities affiliated with the Company and controlled by B. Francis Saul II and his family members, which we refer to as the Saul Organization. The Company believes that these officers will spend sufficient management time to meet their responsibilities as its officers.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2014, the Company held its Annual Meeting of Stockholders, at which B. Francis Saul II, John E. Chapoton, H. Gregory Platts, James E. Symington and John R. Whitmore were reelected to the Board of Directors for three year terms expiring at the 2017 Annual Meeting. The terms of the remaining Board members did not expire as of the May 9, 2014 meeting, and those individuals continue as directors of the Company. Holders of 19,731,631 shares of the Company’s common stock voted in person at the meeting or by proxy (representing 96.7% of the 20,406,351 shares eligible to vote) as follows:

In Favor         Withheld     Not Voted
B. Francis Saul II            18,093,736     258,871    1,379,024
John E. Chapoton            18,239,333     113,274    1,379,024
H. Gregory Platts            18,295,908     56,699    1,379,024
James E. Symington            17,927,831     424,776    1,379,024
John R. Whitmore            17,925,792     426,815    1,379,024

The stockholders voted for the ratification of Ernst & Young as independent public accountants as follows:

In Favor        Opposed        Abstain
19,636,919    82,774        11,938

The stockholders voted to approve the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders:

In Favor        Opposed        Abstain
18,132,383    180,269        39,955
Item 8.01. Other Events.

The Company posted on its web site, www.saulcenters.com, a presentation given by management at the Company’s annual meeting of stockholders. The presentation is Exhibit 99. (a) to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

99.(a) Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Scott V. Schneider
Senior Vice President and Chief Financial Officer

Dated: May 13, 2014

EXHIBIT INDEX

Exhibit No.	Description
99. (a)	Annual Meeting Presentation, delivered May 9, 2014.